UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

14701 Charlson Road

Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 937-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class,	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CHRW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Pursuant to notice duly given, C.H. Robinson Worldwide, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders virtually on May 6, 2021 at www.virtualshareholdermeeting.com/CHRW2021 (“2021 Annual Meeting”). The number of outstanding shares on the record date for the 2021 Annual Meeting was 131,142,265 shares. At the 2021 Annual Meeting, 116,726,824 shares, or approximately 89 percent of the outstanding shares, were represented in person or by proxy. At the 2021 Annual Meeting, the shareholders of the Company: (1) elected the ten director nominees set forth below to serve one-year terms, expiring at the Company’s 2022 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers; and (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the matters voted upon by the shareholders are as follows:

Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Scott P. Anderson	98,307,561	8,346,666	89,620	9,982,997
Robert C. Biesterfeld Jr.	105,677,336	976,932	89,579	9,982,997
Kermit R. Crawford	106,386,862	265,841	91,144	9,982,997
Wayne M. Fortun	102,418,065	4,204,773	121,009	9,982,997
Timothy C. Gokey	97,896,080	8,713,788	133,979	9,982,997
Mary J. Steele Guilfoile	104,799,624	1,880,067	64,156	9,982,997
Jodee A. Kozlak	103,111,610	3,537,052	95,185	9,982,997
Brian P. Short	93,564,022	13,076,233	103,592	9,982,997
James B. Stake	103,073,520	3,548,226	122,101	9,982,997
Paula C. Tolliver	105,729,186	892,459	122,202	9,982,997

Approval, on a non-binding basis, of the compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
89,661,013	16,815,118	267,716	9,982,997

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021

For	Against	Abstain
114,640,817	2,036,437	49,570

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2021

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Ben G. Campbell
Ben G. Campbell
Chief Legal Officer and Secretary